SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                             FORM 8-K
                          CURRENT REPORT





             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     August 2, 1999
                                                __________________________

                       LSB INDUSTRIES, INC.
      _____________________________________________________
      (Exact name of registrant as specified in its charter)


     Delaware               1-7677                 3-1015226
 _______________         _______________       _________________
 (State or other        (Commission File       (IRS Employer
 jurisdiction of            Number)            Identification No.)
  incorporation)


16 South Pennsylvania Avenue, Oklahoma City, Oklahoma    73107
_____________________________________________________   __________
 (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (405) 235-4546
                                                  _________________

                          Not applicable
  _____________________________________________________________
  (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.
         ____________________________________
     On August 2, 1999, LSB Industries, Inc. (the "Company") consummated the sale by the Company's wholly owned subsidiaries, Total Energy Systems, Ltd. ("TES"), TES Mining Services Pty Ltd. ("TES Mining"), Total Energy Systems (International) Pty Ltd. ("TES International"), and Total Energy Systems (NZ) Limited ("TES NZ") (collectively, the "TES Subsidiaries") of substantially all the assets of the TES Subsidiaries to Quantum Explosives ("Quantum"), a subsidiary of Thiess Contractors Pty Limited pursuant to the terms of an Asset Purchase Agreement, dated as of May 7, 1999, and amended June 30, 1999 (the "Asset Purchase Agreement"). The TES Subsidiaries were engaged in the business of manufacturing and supplying bulk and package explosives and blasting agents and other products and services to the mining, quarrying, civil engineering and other industries in Australia, New Zealand, and elsewhere. The TES Subsidiaries are wholly owned subsidiaries of ClimaChem, Inc. ("ClimaChem"), and ClimaChem is a wholly owned subsidiary of the Company.

     Under the terms of the Asset Purchase Agreement, Quantum purchased all of the plant, equipment, intellectual property, inventory, material contracts, and leases relating to the TES
Subsidiaries' business. All of the TES Subsidiaries' accounts receivables (approximately $2.6 million) and trade payables
(approximately $1.9 million) were retained by the TES Subsidiaries.
The purchase price paid by Quantum under the Asset Purchase Agreement was $11.6 million. The purchase price was determined at closing based on the following: the book value of the inventory and fixed assets, less approximately $650,000 for certain environmental contingencies. The purchase price was paid as follows: $9.8 million in cash, debt assumed of $1.1 million, and an approximately $.7 million holdback to be paid within 21 days following the date of the closing, subject to the final determination of the book value of the TES Subsidiaries' inventory. Approximately $6.4 million of the cash received was used by TES to repay certain indebtedness to its primary lender, the Bank of New Zealand, Australia.

     The sale of the TES Subsidiaries' business pursuant to the Asset Purchase Agreement resulted in a loss to the Company of approximately $2 million. However, the sale of the TES Subsidiaries will eliminate from the Company's future performance the losses incurred by the TES Subsidiaries, which are currently approximately $3 million per annum.

Item 7.   Financial Statements and Exhibits.           Page No.
          _________________________________            ________

     (a)  Financial Statements   not applicable.

     (b)  Pro Forma Financial Information.             P-1

          Pro Forma Consolidated Balance Sheet
             (Unaudited) as of March 31, 1999          P-2

          Pro Forma Consolidated Statement of
             Operations (Unaudited) for the
             three months ended March 31, 1999         P-4

          Pro Forma Consolidated Statement of
             Operations (Unaudited) for the year
             ended December 31, 1998                   P-5

          Notes to Pro Forma Consolidated Financial
             Statements  (Unaudited)                   P-6

     (c)  Exhibits.

          2.1 Asset Purchase Agreement, dated as of May 7, 1999, between Quantum Explosives Pty Ltd., Total Energy Systems, Ltd., TES Mining Services Pty Ltd., Total Energy Systems (International) Pty. Ltd., and Total Energy Systems (NZ) Ltd. The Asset Purchase Agreement is attached as Exhibit 10.1 to the Form 10-Q for the quarter ended March 31, 1999, and is incorporated herein by reference. CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AS IT IS THE SUBJECT OF COMMISSION ORDER CF #8161, DATED JUNE 9, 1999, GRANTING A REQUEST FOR CONFIDENTIAL TREATMENT UNDER THE FREEDOM OF INFORMATION ACT AND THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          2.2  Variation to Asset Purchase Agreement, dated
               June 30, 1999, between Quantum Explosives Pty Ltd., Total Energy Systems, Ltd., TES Mining Services Pty Ltd., Total Energy Systems (International) Pty.
               Ltd., and Total Energy Systems (NZ) Ltd.

          99.1 Press release, dated August 3, 1999.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: August 17, 1999.

                              LSB INDUSTRIES, INC.


                              By:   /s/ Tony M. Shelby
                                 __________________________________
                                  Tony M. Shelby
                                  Senior Vice President and
                                  Chief Financial Officer




































K-M\LSB\8K\899\8K0899.5

                       LSB INDUSTRIES, INC.
            UNAUDITED PRO FORMA FINANCIAL INFORMATION
                         August 17, 1999


     On May 7, 1999, Total Energy Systems Limited and its subsidiaries ("TES") entered into an agreement to sell substantially all the assets of TES. Under the agreement, TES retains all of its liabilities, except liabilities for the financing of certain property and equipment, and will liquidate such liabilities retained from the proceeds of the sale and from the collection of its accounts receivables which were retained by TES (collectively, the "Transactions").

     The accompanying unaudited pro forma consolidated balance sheet as of March 31, 1999 gives effect to the Transactions involving the Company's wholly owned Australian subsidiary, Total
Energy Systems, Limited, as if they had occurred on March 31, 1999.

     The accompanying unaudited consolidated statements of operations for the year ended December 31, 1998 and the three months ended March 31, 1999 give effect to the sale and realization of the assets of TES as if the Transactions had occurred as of January 1, 1998. Such unaudited pro forma consolidated financial information has been prepared based on estimates and assumptions deemed by the Company to be appropriate and does not purport to be indicative of the financial position or results of operations which may actually be obtained in the future. Future results may vary significantly from the results reflected in the unaudited pro forma consolidated statements of operations of the Company and its other retained subsidiaries due to general economic conditions and other factors.

     The pro forma consolidated financial information should be read in conjunction with the Company's historical financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and Quarterly report on Form 10-Q for the three months ended March 31, 1999.

                       LSB INDUSTRIES, INC.
          UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                          March 31, 1999
                          (In thousands)

                                                  Pro Forma
                                    Historical   Adjustments     Pro Forma
                                    __________   ___________     _________
                              ASSETS
                             _______
CURRENT ASSETS
Cash and cash equivalents            $   1,240                    $  1,240
Trade accounts receivable, net          57,113    $(3,532)  (5)     53,581
Inventories                             63,349     (8,900)  (1)     54,449
Supplies and prepaid items               9,503        (94)  (5)      9,409
                                    __________   __________       ________
          Total current assets         131,205      (12,526)       118,679

Plant, property and equipment,
   at cost                             198,233       (8,254)       189,979
Less accumulated depreciation
   and amortization                     99,131       (3,564)        95,567
                                    __________    __________      ________
                                        99,102       (4,690) (1)    94,412

Other assets, net                       21,120                      21,120
                                    __________    __________      ________
                                      $251,427     ($17,216)      $234,211
                                    ==========    ==========      ========

               LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Drafts payable                            $499                         $499
Accounts payable                        20,534      ($1,213) (5)     19,321
Accrued liabilities                     19,490       (2,176) (5)     17,314
Current portion of long-term debt       14,559       (6,626) (1)      7,933
                                    __________    __________      ________

       Total current liabilities        55,082      (10,015)         45,067

Long-term debt                         165,759       (6,301)(1)(2)  159,458

Redeemable, noncumulative, con-
  vertible preferred stock                 139                          139

STOCKHOLDERS' EQUITY
Series B 12% cumulative, con-
  vertible preferred, $100 par
  value; 20,000 shares issued
  and outstanding                        2,000                        2,000

                                  P-2

Series 2 $3.25 convertible,
  exchangeable able Class C pre-
  ferred stock, $50 stated value;
  920,000 shares issued                 46,000                       46,000
Common stock, $.10 par value;
   75,000,000 shares authorized,
   15,108,676 shares issued              1,511                        1,511
Capital in excess of par value          38,329                       38,329
Accumulated other comprehensive loss    (1,337)     1,337   (3)           0
Accumulated deficit                    (39,794)    (2,237)(3)(4)    (42,031)
                                    __________   __________        ________
                                        46,709       (900)           45,809
Less treasury stock, at cost:
  Series 2 preferred, 5,000 shares         200                          200
  Common stock, 3,273,290 shares        16,062                       16,062
                                    __________   __________        ________

         Total stockholders' equity     30,447       (900)           29,547
                                    __________   __________        ________
                                      $251,427   ($17,216)         $234,211
                                    ==========   ==========        ========

                     See accompanying notes.

                       LSB INDUSTRIES, INC.
     UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                Three Months ended March 31, 1999
             (In Thousands, Except Per Share Amounts)


                                                  Pro Forma
                                    Historical   Adjustments       Pro Forma
                                    __________   ___________       _________
REVENUES
Net sales                             $73,057      ($2,868) (6)      $70,189
Other income                             (312)         102  (6)         (210)
                                   __________    ___________       _________
                                       72,745       (2,766)           69,979

COSTS AND EXPENSES
Cost of sales                          57,101       (3,026) (6)       54,075
Selling general and administrative     14,912         (585) (6)       14,327
Interest                                4,492         (227) (6)(7)     4,265
                                   __________    __________        _________
                                       76,505       (3,838)           72,667
                                   __________    ___________       _________

Loss before provision for income
  taxes                                (3,760)       1,072            (2,688)

Provision for income taxes                 50                             50
                                   __________    ___________       _________

Net loss                               (3,810)      $1,072            (2,738)
                                                 ===========

Preferred stock dividends                 816                            816
                                   __________                       _________

Net loss applicable to common
   stock                              ($4,626)                        ($3,554)
                                   ==========                       =========

Net loss per common share -
   basic and diluted                   ($0.39)                         ($0.30)
                                   ==========                       =========

Weighted average common shares
   outstanding                         11,881                          11,881
                                   ==========                        ========



                     See accompanying notes.

                       LSB INDUSTRIES, INC.
     UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   Year ended December 31, 1998
             (In Thousands, Except Per Share Amounts)




                                                  Pro Forma
                                    Historical   Adjustments       Pro Forma
                                    __________   ___________       _________
REVENUES
Net sales                            $310,037      ($14,184) (6)    $295,853
Other income                            1,290           (11) (6)       1,279
Gain on sale of The Tower              12,993                         12,993
                                   __________    ___________       _________
                                      324,320       (14,195)         310,125

COSTS AND EXPENSES
Cost of sales                         247,084       (14,426) (6)     232,658
Selling general and administrative     61,729        (2,189) (6)      59,540
Interest                               17,327          (954) (6)(7)   16,373
                                   __________    ___________       _________
                                      326,140       (17,569)         308,571
                                   __________    ___________       _________

Income (loss) before provision for
  income taxes                        (1,820)         3,374           1,554

Provision for income taxes               100                            100
                                  __________     ___________       _________

Net income (loss)                     (1,920)        $3,374           1,454
                                                 ===========

Preferred stock dividends              3,229                          3,229
                                  __________                       _________

Net loss applicable to common
   stock                            ($5,149)                        ($1,775)
                                  ==========                        ========

Net loss per common share -
   basic and diluted                 ($0.42)                         ($0.14)
                                  ==========                        ========

Weighted average common shares
   outstanding                       12,373                           12,373
                                  ==========                        ========

                     See accompanying notes.

                       LSB INDUSTRIES, INC.
  NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


Unaudited Pro Forma Consolidated Balance Sheet
______________________________________________

(1)  To eliminate inventory and net property, plant and equipment
     ("PP&E") sold; the related PP&E debt financing assumed by the purchaser; and, to apply cash proceeds to reduce the revolving credit bank debt of the Australian subsidiaries.

(2) To apply cash proceeds from the sale and realization of the Australian subsidiary's assets to reduce the indebtedness of the Company.

(3)  To eliminate the cumulative transaction adjustment.

(4) To recognize the loss on sale of the assets of the Australian subsidiary including the recognition of the foreign currency translation loss related thereto.

(5) To reflect the realization of assets and liquidation of liabilities retained.

Unaudited Pro Forma Consolidated Statement of Operations
________________________________________________________

(6) To eliminate the results of operations of TES included in the Company's consolidated financial statements.

(7) To recognize the interest reduction on debt required to be retired with the net cash proceeds received by the Company.